UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: March 22, 2007 (Date of earliest event reported)
M-Wave Inc (Exact name of registrant as specified in its charter)

IL (State or other jurisdiction of incorporation)	0-19944 (Commission File Number)	36-3809819 (IRS Employer Identification Number)

11533 Franklin Ave (Address of principal executive offices)		60131 (Zip Code)
(630) 562-5550 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 22, 2007, M-Wave issued a press release announcing that it's special committee of its board of directors has received a non binding letter of intent (LOI) from Joseph A. Turek, its Chairman and Chief Operating Officer, and Robert Duke, president of its Electro-Mechanical Group division, or EMG division, to purchase substantially all of the assets of the EMG division. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of M-Wave Inc dated March 22, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2007	M-WAVE INC By: /s/ Jeff Figlewicz Jeff Figlewicz Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of M-Wave Inc dated March 22, 2007